SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------
     (5) Total fee paid:
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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[Logo of ICN Pharmaceuticals, Inc.]
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ICN PHARMACEUTICALS, INC.     International Headquarters       Telephone: (714) 545-0100 X3230
                              ICN Plaza                        FAX:  (714) 641-7215
                              3300 Hyland Avenue               Telex: 67-0413
                              Costa Mesa, California 92626
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NEWS RELEASE
------------

Media:                                                  Investors:
------                                                  ----------
Peter Murphy                                            Mariann Ohanesian
714-545-0100 ext. 3213                                  714-545-0100 ext. 3230


        ICN Pharmaceuticals to Announce First Quarter 2001 Earnings
                             on Thursday, May 3

COSTA MESA,  Calif. - April 25, 2001 -- ICN  Pharmaceuticals,  Inc.  (NYSE:
ICN) announced today that it will host a conference call and webcast on Thursday, May 3, 2001 at 10:00 a.m. EST (7:00 a.m. PST) to discuss its earnings results for the first quarter of 2001. The dial-in-number to participate live on this call is (719) 457-2624, confirmation code 601745. A replay will be available approximately two hours following conclusion of the conference call through May 8, 2001, and can be accessed by dialing
(719) 457-0820.

To access the webcast, go to ICN's corporate website at www.icnpharm.com and click on the Investor Relations button.

ICN is a worldwide manufacturer, marketer and distributor of a broad range of prescription and non-prescription pharmaceuticals, including anti-infectives, anti-virals, and anti-cancer drugs, under the ICN brand name.


ICN stockholders are strongly advised to read the proxy statement relating to ICN's 2001 annual meeting of stockholders when it becomes available, as it will contain important information. Stockholders will be able to obtain this proxy statement, any amendments to the proxy statement and other documents filed by ICN with the Securities and Exchange Commission without charge at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, ICN will mail the proxy statement to each stockholder of record on the record date to be established for the stockholders meeting. ICN will also make additional copies of the proxy statement and any amendments to the proxy statement available without charge to ICN's stockholders. Please direct your request for the proxy statement to Investor Relations, ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, telephone (714) 545-0100, extension 3104.

Participant Information

In accordance with Rule 14a-12(a)(1)(i) of the Securities Exchange Act of 1934, as amended, the information concerning persons who may be deemed participants is as follows:

ICN, its executive officers and directors named below may be deemed to be participants in the solicitation of proxies for ICN's 2001 annual meeting of stockholders. The number of shares of ICN common stock beneficially owned by each of these persons as of March 31, 2001 is listed in parenthesis after his or her name.

Milan Panic, Chairman of the Board of Directors and Chief Executive Officer, (2,371,092); Adam Jerney, President and Chief Operating Officer and a director, (735,498); Richard A. Meier, Executive Vice President and Chief Financial Officer, (76,750); David C. Watt, Executive Vice President, General Counsel and Corporate Secretary, (188,204); John E. Giordani, Executive Vice President, (77,356); Bill A. MacDonald, Executive Vice President, Strategic Planning (44,250); Jack L. Sholl, Executive Vice President, Corporate Public Relations, (138,682); James G. McCoy, Executive Vice President, Corporate Human Resources (none); and Johnson Y.N. Lau, Senior Vice President, Research and Development, (18,750).

ICN's directors who are not also executive officers are: Norman Barker, Jr. (141,690); Birch E. Bayh, Jr. (97,266); Alan F. Charles (100,478); Stephen
D. Moses (84,505); Roger Guillemin M.D., Ph.D. (159,681); Jean-Francois Kurz (127,716); Thomas H. Lenagh (124,528); Roberts A. Smith Ph.D. (192,162); Andrei Kozyrev, Ph.D. (40,625), Kim Campbell, PC, QC (none), Rosemary Tomich (none) and Ray Irani (none). Charles T. Manatt (36,787) is a nominee for election to the Board of Directors.

ICN is also party to employment agreements with its executive officers which provide that, upon the occurrence of specific events following a change in control of ICN, the executive officers may be entitled to receive compensation and other payments. Additionally, ICN's executive officers have options to acquire shares of ICN's common stock, some of which are unvested as of the date hereof. These options will vest upon a change in control of ICN.

Any securities of ICN International offered will not be and have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States, absent registration or an applicable exemption from registration requirements.

When available, copies of the preliminary prospectus relating to the offering of shares of Class A Common Stock of Ribapharm Inc. may be obtained from the offices of UBS Warburg LLC, 299 Park Avenue, New York, New York 10171 (212) 821-4011.

A registration statement relating to the shares of Class A common stock of Ribapharm Inc. has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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